SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

March 25, 2004
Date of Report (Date of earliest event reported)

Weider Nutrition International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14608	87-0563574
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2002 South 5070 West
Salt Lake City, Utah		84104-4726
(Address of principal executive offices)		(Zip Code)

(801) 975-5000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7.                       Financial Statements, Pro Forma Financial Information and Exhibits.

(c)            Exhibits

99.1  Press Release dated March 25, 2004.

Item 12.                Reports of Operations and Financial Condition.

On March 25, 2004, the registrant announced its earnings for its fiscal 2004 third quarter results, which ended on February 29, 2004.  A copy of the press release announcing the earnings is attached hereto as Exhibit 99.1.

The information in this report (including exhibits hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or the Securities and Exchange Commission’s rules and regulations, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WEIDER NUTRITION INTERNATIONAL, INC.

	By:	/s/ Joseph W. Baty
Name: Joseph W. Baty
		Title:	Executive Vice President and Chief
Financial Officer

Date: March 25, 2004